Exhibit 10.9


                                 LOAN AGREEMENT
                                 --------------

This Loan Agreement ("Agreement") is made and entered into effective as of the 30th day of January, 2002 by and between SurgiLight, Inc., a Delaware corporation whose address is 12001 Science Drive, Suite 140, Orlando, FL 32826 ("Company"), and Stuart Michelson, Ph.D. an individual whose address is 5680 South Lake Burkett Lane, Winter Park, FL 32792 ("Lender"). Collectively the "Parties".

                                 R E C I T A L S
                                 - - - - - - - -

WHEREAS, the Company desires to secure a loan ("Loan") from the Lender to make necessary payments according to payable commitments and agrees to the terms and conditions set forth below;

WHEREAS, the Lender agrees to provide the loan to the Company;

          NOW, THEREFORE, the parties hereby agree as follows:

1. LOAN AMOUNT AND SECURITY
   ------------------------

The Company hereby desires to secure a loan from the Lender in the amount of $20,000. The Company agrees to secure the loan the following collateral:
Intangible Assets ("Intangible Assets"), which include, but is not limited to, patents, assigned patents, patent licenses and patents pending as set forth in Schedule A.

2. INTEREST RATE
   -------------

The Company also agrees to pay 6% simple interest or the amount of interest actually incurred by the Lender, whichever is greater to the Lender on the Loan.

3. WARRANTIES
   ----------

The Loan of $20,000 plus said interest shall be repaid prior to the Company making payments for other obligations, except payroll and taxes, unless the Company is released of this obligation in writing by Lender. The Company warrants that the secured assets used as collateral for this Loan are free and clear of any liens or encumbrances and may be used for said collateral. The Company also warrants that the Patents listed are duly assigned or licensed to the Company for the field of Ophthalmology. Additionally a form UCC-1 has been signed on the date as set forth above.

The Lender acknowledges that this loan is granted on the same terms as a loan on the date hereof from Dr. Colette Cozean. Both notes have the same priority and will be paid proportionately as funds become available. The Company acknowledges that other amounts are due and owing to the Lender for services rendered.

4. RELEASE OF SECURITY
   -------------------

Lender agrees to provide the loan in the amount of $20,000 and agrees to return the ownership of the Patents as set forth in Schedule A when the $20,000 Loan and interest thereto is paid in full.

5. TERM
   ----

The term of this Agreement shall commence as of the effective date set forth above and shall continue until the Loan of $20,000 plus said interest is completely paid, whereupon the Agreement shall terminate, unless terminated sooner in accordance herewith.

6. DEFAULTS
   --------

The Company will be in default of this Loan in the event of (i) bankruptcy, (ii) the Company making payments, other than that for obtaining debt financing, payroll or taxes, for other obligations before the Loan of $20,000 plus said interest is repaid unless the Company is released of this obligation in writing by Lender, and (iii) failure of the Company to repay the Loan in the amount of $20,000 plus said interest within 60 days.

7. GENERAL
   -------

   a. All notices, requests, demands and other communications required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, given by facsimile, or mailed first class, postage prepaid or by registered or certified mail.

   b. The Lender shall have no claim under this Agreement or otherwise against the Company relating to the Loan for any employee benefits or withholding obligations, all of which shall be the sole responsibility of Lender. The Parties further agree that nothing in this Agreement creates the relationship of partnership, joint venture, sales agency or principal and agent.

   c. The terms and provisions of this Agreement shall be binding on the Lender, and shall inure to the benefit of the heirs, legal representatives, successors and assigns of the Company. This Agreement is not assignable or transferable and any attempt of such assignment, in whole or in part, shall be null and void.

   d. This Agreement, including the Schedule(s) attached hereto, contains the entire understanding and agreement of the Parties with respect to this loan, and there are no representations, warranties, promises or undertakings other than those contained in this Agreement. This Agreement does not supersede, affect nor cancel any previous agreements, rights or obligations between the parties. No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and only a modification or waiver which is contained in a written agreement, signed by both parties, shall be effective.

   e. This Agreement shall be governed and construed in accordance with the laws of the State of Florida, U.S.A., and the parties agree that it is executed and delivered in that state.

   f. The Lender and the Company agree that all disputes arising out of or concerning the terms of this Agreement will be subject solely to binding arbitration. The arbitrator selection and conduct of the arbitration will be pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The place of the arbitration shall be in Orange County, Florida and judgment on the award may be entered in any court having jurisdiction thereof. If either party believes it is necessary to undertake discovery on asserted statutory claims, such party shall apply to the arbitrator or arbitrators for rights to undertake discovery, and the arbitrator shall allow discovery sufficient for either party to adequately arbitrate, vindicate, or defend the statutory claims, including access to essential documents and witnesses. At the conclusion of the arbitration, the arbitrator or arbitrators shall issue a decision in writing setting forth the essential findings and conclusions, and this decision is subject to review, confirmation, correction, or vacation pursuant to the provisions Code of Civil Procedure 1285 through 1288.8 in effect at the time the decision is rendered.

   g. If any provision of this Agreement should be held to be void or unenforceable, in whole or in part, such provision or part thereof shall be treated as severable, leaving valid the remainder of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

DATED:   _______________                    LENDER:


                                            By:_____________________________
                                                 Colette Cozean, Ph.D.


DATED:   ________________                   SURGILIGHT, INC


                                            By:_____________________________
                                                 Timothy J. Shea
                                                 Senior Vice President
                                                 Chief Operating Officer

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


                                                               PATENTS
                                                               -------
                                                              SCHEDULE A
                                                              ----------

                                                              EXHIBIT A1
                                                              ----------

                                                           LICENSED PATENTS


--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
Case Number           Title of Invention                         Country       Appl. No.      Filing     Patent No.    Issue Date
                                                                                              Date
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001FW1*        MEDICAL LASER INTERCONNECT SYSTEM          USA           07/568,549     8/16/90    5,116,329     5/26/92
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001VCA*                            "                      CANADA        2,000,916      10/18/89   2,000,916     1/17/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001VEP*                            "                      EUROPE        89310520.5     10/13/89   0365228       12/14/94
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001VJP*                            "                      JAPAN         282,818/89     10/30/89   3,084,029     6/30/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.002FW1*        FIBER OPTIC APPARATUS FOR USE WITH         USA           07/803,919     12/6/91    5,207,673     5/4/93
                      MEDICAL LASERS
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.002VAU*                            "                      AUSTRALIA     56,921/90      6/7/90     613,560       12/11/91
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.002VCA*                            "                      CANADA        2,018,450      6/7/90     2,018,450     5/9/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009DV1*        LASER SURGICAL PROBE                       USA           08/841,865     5/5/97
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009FW4*        TRANSPARENT LASER SURGICAL PROBE           USA           08/419,511     4/7/95     5,688,261     11/18/97
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------


PREMLS.009QCA*                            "                      CANADA        2,107,687      4/3/92
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009QEP*                            "                      EUROPE        92910340.6     4/3/92     0578756       8/30/000
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.011DV1*        CONTACT TIP FOR LASER SURGERY              USA           08/455,061     5/31/95    6,110,167     8/29/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.011FW4*                            "                      USA           08/457,992     6/1/95     5,707,368     1/13/98
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018DV1*        MULTIWAVELENGTH MEDICAL LASER METHOD       USA           07/917,589     7/17/92    5,304,167     4/19/94
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------


*previously licensed to SurgiLight for Erbium Ophthalmic field of use

                                                               - A1 -



--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
Case Number           Title of Invention                         Country       Appl. No.      Filing     Patent No.    Issue Date
                                                                                              Date
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018FW2         MULTIWAVELENGTH MEDICAL LASER SYSTEM       USA           07/754,327     9/4/91     5,139,494     8/18/92
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018VAU                             "                      AUSTRALIA     44,520/89      11/9/89    626,339       2/1/93
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018VCA                             "                      CANADA        2,002,453      11/8/89    2,002,453     1/17/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018FW4         METHOD OF LASER SURGERY USING MULTIPLE     USA           08/422,648     4/14/95    5,540,676     7/30/96
                      WAVELENGTHS
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050A*           HIGH REPETITION RATE MID-INFRARED LASER   USA           08/240,255     5/10/94    5,422,899     6/6/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VAU*                            "                      AUSTRALIA     17,964/95      5/9/95     688,593       5/7/98
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VCA*                            "                      CANADA        2,148,395      5/2/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VEP*                            "                      EUROPE        95302891.7     4/28/95    0682389       9/2/98
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VKR*                            "                      KOREA         11,234/1995    5/9/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VIL*        HIGH PULSE REPETITION AND ITS USE          ISRAEL        113,501        4/26/95    113,501       5/19/97
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VJP*        PULSED, OPTICALLY PUMPED LASER AND         JAPAN         110,517/1995   5/9/95
                      SURGICAL METHOD USING THE SAME
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050DV2*                           "                       USA           08/931,600     9/17/97    6,122,300     9/19/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.081A*          SINGLE DOMINANT SPIKE OUTPUT ERBIUM LASER  USA           09/360,588     7/26/99
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.081VPC*                            "                      WO            PCTUS00/20241  7/26/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112A           OPTICAL SOURCE AND METHOD                  USA           09/303,697     5/3/99
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VAU                             "                      AUSTRALIA     46981/00       5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VCA                             "                      CANADA                       5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VEP                             "                      EUROPE        00928801.0     5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VJP                             "                      JAPAN                        5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------


*previously licensed to SurgiLight for Erbium Ophthalmic field of use

                                                              - A2 -



                                                           EXHIBIT A2
                                                           ----------

                                                      NEW ASSIGNED PATENT


--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
Case Number           Title of Invention                         Country       Appl. No.      Filing     Patent No.    Issue Date
                                                                                              Date
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
PREMLS.055FW3         LASER SURGICAL METHOD USING TRANSPARENT    USA           08/391,612     2/21/95    5,722,970     3/3/98
                      PROBE
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

                                                              - B1 -

                              SCHEDULE A -- Page 1